Lease No. 03-824.

                              STATE LAND DEPARTMENT

                                STATE OF ARIZONA

                                COMMERCIAL LEASE

      THIS INDENTURE, made and entered into this 21ST  day of  SEPTEMBER, 1986 by and between the State of Arizona, hereinafter called the lessor, and BOWLIN'S INCORPORATED A NEW MEXICO CORPORATION, of Albuquerque, State of New Mexico hereinafter called the lessee:

     WITNESSETH, that the State Land Commissioner, virtue of the authority vested in him by law, and in consideration of the application heretofore made and the covenants and agreements of this lease, hereinafter set forth, has this day leased to the said lessee the State Land, as hereinafter described, subject to any and all indebtedness that may be known to be due or that may be proven to be due hereafter.

     TO HAVE AND TO HOLD the same for the period ending the 20th day September, 1996, and subject to the conditions and reservations elsewhere set forth herein. The lessee agrees to pay as rental therefor an amount to be determined by the State Land Commissioner each year by an appraisal made by him, on this duly authorized agent, as provided by law. The rental so fixed by the State Land Commissioner will be due and payable annually in advance.

That it is further understood and agreed that this lease is issued for the purpose of. Restaurant, retai1, fuel sales and other related commercial purposes.


                                     03-824
                                     ------

This is an amendment to the terms of lease 03-824 effective July 31, 1987. The lease shall be amended according to this mutual agreement between the lessee and the lessor as follows: Term 9.2 shall be amended to read as follows:

9.2 Notwithstanding anything to the contrary contained herein and irrespective of any insurance carried by lessee for the benefit of lessor under the provisions of this Article, lessee expressly agrees to protect and does hereby indemnify and hold lessor and the premises harmless from any and all damages or liabilities at any time occasioned by or arising out of (i) any act, activity or omission of , its agents, servants, employees, sublessees, concessionaires, or of anyone holding under lessee; (ii) the occupancy or use of the premises or any part thereof by under lessee.

Attached to and made apart of commercial lease 03-824, issued by the State Land commissioner of the State of Arizona to BOWLIN'S INCORPORATED, this 2nd day of September, 1987.

-Patricia Ryan-                 -Bowlin's Incorporated by  William J. Mcabe, VP-
for State land Commissioner      Lessee
Arizona State land Department
Lessor


Dated  September 10, 1987

     IN WITNESS WHEREOF, the Arizona State Land Commissioner, by virtue of the powers vested in him by law, has caused these presents to be executed by said lessor, at Phoenix, Arizona, on the day and year first above written, and the said lessee has hereunto affixed his signature at the place and on the day and year as set forth herein.




                                              STATE OF ARIZONA, LESSOR


                                              By -Patricia Ryan-
                                              (signature)
                                              for the State Land commissioner

(SEAL)

Signed in the county of BERNALILLO State of NEW MEXICO on the 8th day of MAY, 1987.


                                              Sign Here  -Bowlin's Incorporated
                                              by William Mcabe-

This lease is
issued in duplicate

                             SUPPLEMENTAL CONDITIONS

     (A) The lessee will not sub-let or assign the land herein described or this least without the written consent of the State Land Commissioner, first obtained, and will, upon the expiration of the lease, surrender peaceable possession of the said land.

     (B) The lessee will not permit any loss, nor commit or cause any waste in, to or upon said land; nor cut or remove nor allow to be cut or removed any timber or standing trees that may be upon said land, save and except only such as may be necessary for the improvement of said land, (and then only with the written consent of the State Land Commissioner) or for fuel for the domestic use of said lessee; provided that nothing herein shall be construed to permit the cutting of saw timber for any purpose.

     (C) That the lessor excepts and reserves out of the grant hereby made, all oils, gases, coal, ores, limestone, minerals, fossils, and fertilizers of every name and description that may be found in or upon the land herein described, or any part thereof.

     (D) The lands herein described are subject to the execution by lessor of drilling permits and leases for the purpose of prospecting for, and the extraction of, oil and/or gases.

     (E) That the lessor also reserves the right, as provided by law, to grant to the United States rights-of-way and easements over, across or upon the lands embraced in this lease for canals, reservoirs, dams, power or irrigating plants or works, railroads, tramways, transmission lines or other purposes for irrigation works in connect on wit any government reclamation project.

     (F) That if, at any time after the execution of this lease, it is shown to the satisfaction of the State Land Commissioner, that there has been fraud or collusion upon the part of the lessee to obtain or hold this lease at a less rental than its value, or through such fraud and collusion a former lessee of said land has been allowed to escape payment of the rental due for the use of said land by the former lessee, this least shall be null and void, at the option of the State Land Commissioner, insofar as it relates to the land affected by said fraud or collusion.

     (G) That if at any time after the execution of this lease it is shown to the satisfaction of the State Land Commissioner that the lessee herein has misrepresented, by implication or otherwise, the value of the improvements placed upon the land herein embraced by a former lessee, or any other person or persons and the lessee herein not being the owner of said improvements at the time of the execution of this lease, this lease shall be null and void, at the option of the State Land Commissioner. insofar as it relates to the land upon which said improvements are situated.

     (H) If the lessee should fail to pay the agreed rental when due, or fail to keep the covenants and agreements herein set forth, the State Land Commissioner, at his option, may cancel said lease or declare the same forfeited in the manner provided by law.

     (1) That the State of Arizona shall be forever wholly absolved from any liability for damages which might result to the lessee herein on account of this lease having been forfeited for nonpayment of rentals due thereunder prior to the expiration of the full time for which it is issued.

     (J) It is understood by the lessee that the establishment of any water right, or rights, shall be by and for the State of Arizona, and that no claim thereto shall be made by said lessee; such rights shall attach to and become appurtenant to the said land.

     (K) If the lessee desires to place improvement on the land described herein the approval or the State Land Commissioner must first be obtained. That the lessee will, on or before the first day of July of each year during the term herein specified, rile with lessor a sworn statement setting forth therein the character of improvements constructed on said demised premises and the actual cash value thereof.

     (L) That said lessee shall have the fight to remove from said demised premises, at the end of the term herein specified or upon the earlier termination thereof, all buildings, structures or improvements of whatever nature placed by it on said premises. Such fight to be exercised within thirty
(30) days from the date of the end of such term or earlier termination thereof.

     (M) That said lessee shall give lessor thirty (30) days notice in writing in advance of the abandonment of said premises or termination of these presents.

                             SUPPLEMENTAL CONDITIONS
                                     (cont.)


     (N) The terms, conditions and covenants of this lease are subject to present laws relating to state lands and the rights of both lessor and lessee hereunder are each and all subject to such modifications as may be consistent with such amendments, revisions or repeals of existing laws as may hereafter be made and no provisions of this lease shall create any vested right in the lessee herein.

     (0) Any improvements placed on this commercial lease must conform to existing Laws and Ordinances relative to commercial construction and maintenance in the area where this land is located. Approval granted by regulators, authorities will accompany application to place improvements when riled with the State Land Department.

     (P) That the lessor also reserves the right to grant rights-of-way and casements over, across, or upon the lands embraced in this lease for public highways, railroads, tramways, telephone, telegraph, transmission lines, pipe lines, irrigation works, flood control, drainage works, logging and other purposes, and this lease is issued subject to all existing rights-of-ways.

     (Q) Lessee shall notify the Lessor in writing of the number of any license issued by the State Tax Commission of Arizona to Lessee, any Sub-lessee, Concessionaire or Assignee, and the name in which issued; Lessee, any Sub-Lessee, Concessionaire or Assignee does hereby consent to the examination of any such returns filed with the State Tax Commission by Lessee, any Sub-Lessee, Concessionaire or Assignee.

     (R) Lessee and each Sub-Tenant, Concessionaire or Assignee shall at all times keep and maintain an accounting system and books of accounts and records satisfactory to Lessor Lessee shall, at all times during business hours, have access to such records at the place where the same are kept, for the purpose of inspecting and auditing the same.

     (S) Within 60 days after request is made by Lessor, Lessee shall file with Lessor a statement of the total gross sales made for the period therein specified; unless otherwise directed by Lessor, this report may be made by riling with the Lessor the requested information on the form used by the State Tax Commission of Arizona (Form ST-1, (1-68) at present) "Combined Transaction-Privilege (sales) Tax, Education Excise Tax, and Special Excise Tax for Education Return."

     (T) Improvements made on or to the site, without the written consent of the Lessor as required by Arizona Revised Statutes, Section 37-321, shall constitute a breach of this lease and subject this lease to cancellation by Lessor.

     (U) All buildings and structures shall be of new construction, and no buildings or structures shall be moved from any other location onto the leased premises without the prior written approval of Lessor.

     (V) Gas, electric, power, telephone, water, sewer, cable television and other utility or service lines of every nature whatsoever shall be placed and kept underground (except to the extent, if any, such underground placement may be prohibited by law) unless Lessor otherwise approves in writing.

     (W) Prior to the approval of any application to place improvements on the leased premises, the Lessee shall file with Lessor plans and specifications (including but not limited to grading and landscape plans) showing the nature. location, approximate costs, quality of proposed materials, size, area, height, color, shape and design of the proposed improvements; the Lessor may also require a perimeter survey of the leased premises, upon which shall be shown the location of the completed improvements.

     If the removal of plants protected under the Arizona Native plant law is necessary to enjoy the privilege of this document, the permittee hereunder must previously acquire the written permission of the Arizona State Land Department and Arizona Commission of Agriculture and Horticulture to remove those plants.

     The lease may be amended from time to time by mutual agreement of the parties hereto, provided that the lessor deems such amendment to be in the best interests of the State of Arizona.

     The lessee acknowledges that lessee has not been induced to enter into this lease agreement by any promises from the State Land Department or any of its personnel that the premises being leased herein will be offered for sale at any time.

     Lessee agrees and understands that all uses of the land not expressly authorized or permitted by this lease are lease are expressly prohibited.

     In any action arising out of this lease, the prevailing party is entitled to recover reasonable attorneys' fees in addition to the amount of any judgment, costs and other expenses as determined by the court. In the case of the lessor, reasonable attorneys, fees shall be calculated at the reasonable market value for such services when rendered by private counsel notwithstanding that it is represented by the Arizona Attorney General's Office or other salaried counsel.

     The Lessee agrees to indemnify, hold and save Lessor harmless against all loss, damage, liability, expense, costs and charges incident to or resulting in any way from any injuries to person or damage to property caused by or resulting from the use, condition or occupation of the land.


                                  CONDEMNATION

     If at any time during the duration of this lease the whole or any part of the leased premises shall be taken by direct sale, lease, institutional taking or acquisition in any manner through condemnation proceedings or otherwise, for any quasi-public or public purpose by any person, private or public corporation, or any governmental agency having authority to exercise the power of eminent domain or condemnation proceedings pursuant to any law, general, special or otherwise. this lease shall expire on the date when the leased property shall be so taken or acquired except that in the event of a partial taking the lease may continue in full force and effect for those lands not taken, however, the lessee shall have no compensable right or interest in the real property being condemned and shall have no compensable right or interest in severance damages which may accrue to the remaining lease property not acquired by condemnation proceedings. Rent paid or to be paid by lessee shall be apportioned as of the date of such taking and rent for any remaining land under the lease after the taking shall be reduced proportionately to the acreage remaining under the lease to the lessee. The State Land Department shall be entitled to and shall receive any and all awards, including severance damage to remaining State lands, that may be made for any eminent domain or condemnation proceedings concerning the land which is the subject of this lease, except, that lessee shall have the right to receive any and all awards or payments made for and, buildings or other improvements lawfully placed on the subject property by the lessee with the approval of the State Land Department.

     Notice of State Authority to Cancel this Contract:

     A. The State may cancel any contract, without penalty or further obligation, made after September 4, 1978, by the State or any of its departments or agencies if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the State or any of its departments or agencies is, at any time while the contract or any extension of the contract is in effect, an employee of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the subject matter of the contract.

     B. The cancellation shall be effective when written notice from the Governor is received by all other parties to the contract unless the notice specifies a later time.

DESCRIPTION OF LAND LEASED CONTAINED IN LEASE SUPPLEMET ATTACHED HERETO AND MADE A PART HEREOF.


                                STATE OF ARIZONA
                                 LAND DEPARTMENT

      02-41-87                  BOWLIN'S INC                       03 00824 00
                                136 LOUISIANA NE                   LEASE NUMBER
                              ALBUQUERQUE NM 87108

Location                Description             Acres   Beginning cc     Fund

11  11 09.0 S 09.0 E    M&B IN S2SW S OF        4.50        B1P         053  04
11  11 09.0 S 09.0 E    HWY 84 FRONTAGE ROAD    0.00        B1P         053  04

                               TOTAL ACRERAGE 4.50

LESSEE SIGNATURE                                       DATE
-Bowlin's Incorporated by William J. Mcabe, VP         5/8/87

COMMISSIONER
-Patricia Ryan for SLC                                9/10/87

                               ASSIGNMENT OF LEASE

                                Phoenix, Arizona

The application of .............................................................

 ................................................................................

for permission to assign Lease No........... and the application of ............

 ................................................................................

for the assumption of said Lease, having been duly considered this .............

day of  .................,  19... and without waive, of  State rights  which may exist against the lease assigned, and  with this consent not to  be construed as initiating any new  rights in assignee of lease, consent is hereby given for the assignment applied for and it is ordered that the said Lease No ............ and all rights thereunder be and are hereby transferred to the said.................
 .........................                    I

                                               By ..............................
                                               For the State Commissioner

================================================================================
                               ASSIGNMENT OF LEASE

                                Phoenix, Arizona

The application of .............................................................

 ................................................................................

for permission to assign Lease No........... and the application of ............

 ................................................................................

for the assumption of said Lease, having been duly considered this .............

day of  .................,  19... and without waive, of  State rights  which may exist against the lease assigned, and  with this consent not to  be construed as initiating any new  rights in assignee of lease, consent is hereby given for the assignment applied for and it is ordered that the said Lease No ............ and all rights thereunder be and are hereby transferred to the said.................
 .........................                    I

                                               By ..............................
                                               For the State Commissioner

                                   OTHER TERMS
                                   -----------
                                     03-824

     1. "CPI" shall mean the Consumer Price Index, U.S. City Average for all Urban Consumers--All Items (1967 equals 100) for the pertinent month, issued by the Bureau of Labor Statistics of the U.S. Department of Labor. If the CPI shall hereafter be converted to a different standard reference base or otherwise revised, adjustments of rent based upon the CPI shall be made with the use of such conversion factor, formula or table for converting the CPI as may be published by the Bureau of Labor Statistics, or if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by any nationally recognized publisher of similar statistical information. If the CPI shall cease to be published, there shall be substituted therefore such index as Lessor selects as a reasonable substitute.

     2. Lessee shall pay rent to lessor for the use and occupancy of the premises during the term of this lease without offset or deduction except as provided hereafter and, without notice or demand, at the times and in the amounts as follows:

     2.1 The base rent for the first year shall be $9,000 based on an appraises land value of $20,000 per acre times 10% of land value for 4.5 acres. The base rent for years two thru ten shall also be 10% of land value as adjusted in term 3 and 4 below.

     2.2 Lessee agrees to pay as annual rental, 2% of all gross receipts except fuel sales. Lessee agrees to pay I of one cent per gallon of fuel sales. "Gross Receipts" as used in this lease shall include all receipts and all cash and credit revenue or any other consideration of lessee or any persons, firms or corporations claiming through or under lessee as sublessee, concessionaire, licensee or otherwise, at, in or upon the premises as a result of operations permitted under this lease including all revenues whether in cash or on a charge basis whether collected or uncollected by lessee including but not limited to vending machines and coin operated games.

     2.3 The lessee shall pay the base rental as defined in 2.1 or the percentage rental as defined in 2.2, whichever is greater.

     2.4 The lessee shall pay, annually in advance, the lease rent as defined in this agreement. At the end of each lease year, the annual rental amounts, ad defined in item 2.2, for the lease year just ended shall be calculated. If such calculated annual rental exceeds the base rental paid for that year, such excess shall be paid to lessor within sixty (60) days after the pertinent lease year end.

     3. The land value shall be adjusted each lease year by the Consumer Price Index but shall never be less than the previous lease year's rent, except when valuations are made pursuant to term 4.

     4. Lessor shall adjust the land value by reappraisal at the end of the fifth year for rental rate charges in order to reflect changes in general economic conditions.

     5 Lessee shall pay a penalty of five percent (5%) of any amount delinquent, and shall pay daily interest on delinquent amount plus penalty for the rate by the Arizona State Treasurer, according to law.

     6. Lessee shall make application to place improvements on the leased premises and have Department approval of such application prior to any construction activities.

     7. Any improvements placed upon the leased premises without prior written permission of the Land Department, shall be forfeited and become property of the State.

     8. Lessee shall adhere to all rules, regulations, ordinances, and building codes as promulgated by local jurisdictions and any applicable State agencies.

     9. Insurance and Indemnity:

     9.1 Lessor shall not be liable at any time for any lots, damage or injury to the property or person of any person at any time, occasioned by or arising out of (i) any act, activity or omission of lessee, its agents, servants, employees, sublessees, concessionaires, or of Anyone holding under lessee 2; and (ii) the occupancy or use of the 'leased premises or any part thereof by or under lessee.

     9.2 Notwithstanding anything to the contrary contained herein and irrespective of any insurance carried by lessee for the benefit of lessor under the provisions of this Article, lessee expressly agrees to protect and does hereby indemnify and hold lessor and the premises harmless from any and all damages or liabilities at any time occasioned by or arising out of (i) any act, activity or omission of lessee, its agents, servants, employees, sublessees, concessionaires, or of anyone holding under lessee;
     (ii) the occupancy or use of the premises or any part thereof by or under lessee; and (iii) any wrongful or negligent act, activity or omission of lessor, its agents, servants or employees, it being the specific intent of the parties to indemnify the State of Arizona for any and all losses, claims, judgments and attorney's fees arising out of the contract.


     9.3 Lessee, at its expense, shall at all times during the term and any extension maintain in full force a policy or policies of comprehensive liability insurance, including property damage, written by one or more responsible insurance companies licensed to do business in the State of Arizona, which insure lessee and lessor against liability for injury to persons and property and death of any person or persons occurring in, on or about the premises, or arising out of lessee's maintenance, use and occupancy thereof. All public liability and personal property damage policies shall contain a provision that lessor, named as an additional insured, shall be entitled to recovery under the policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence or wrongdoing of lessee, its servants, agents, employees, sublessees, concessionaires. Further, the policies shall provide that their coverage is primary over any other insurance coverage available to the lessor, its servants, agents and employees. All policies of insurance delivered to lessor must contain a provision that the company writing the policy shall give to lessor thirty
     (30) days notice in writing in advance of any cancellation or lapse, or the effective date of any reduction in the amounts of insurance.

     9.4 The insurance shall afford protection to the limit of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to injury to or death of one person; One Million Dollars ($1,000,000.00) in respect of any one occurrence; and One Hundred Thousand Dollars ($100,000.00) with respect to property damage.

     9.5 Notwithstanding anything to the contrary in this Article, lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance maintained by lessee, provided, however, that the coverage afforded lessor will not be reduced by reason of the use of such blanket policy of insurance.

     9.6 Copies of all the executed policies of insurance or certificates thereof shall be delivered to lessor prior to lessee's occupancy of the premises.

                                     03-924
                                     ------

     This is an amendment to the terms of lease 03-824 effective July 31, 1987. The lease shall be amended according to this mutual agreement between the lessee and the lessor as follows:

     Term 9.2 shall be amended to read as follows:

     9.2 Notwithstanding anything to the contrary contained herein and irrespective of any insurance carried by lessee for the benefit of lessor under the provisions of this Article, lessee expressly agrees to protect and does hereby indemnify and hold lessor and the premises harmless from any and all damages or liabilities at anytime occasioned by or arising out of (i) any act, activity or emission of lessee,its agents, servants, employees, sublessees, concessionaires, or of anyone holding under lessee;
     (ii) the occupancy or use of the premises or any part thereof by under lessee.


     Attached to and made a part of Commercial Lease 03-824, issued by the State Land Commissioner of the State of Arizona to BOWLIN'S INCORPORATED, this 27th day of August, 1987.


     -Patricia Ryan-                -Bowlin's' Incorporated by William Mcabe, VP
     (signature)                     (signature)
     State Land commissioner         Lessee
     Arizona State Land Department
     Lessor

     Date      8-27-87               8-19-87

                             SUPPLEMENTAL CONDITIONS

     (A) The lessee will not sublet or assign the land herein described or this lease without the written consent of the State Land Commissioner, first obtained, and will, upon the expiration of the lease, surrender peaceable possession of the said land.

     (B) The lessee will not permit any loss, nor commit or cause any waste in, to or upon said land; nor cut or remove nor allow to be cut or removed any timber or standing trees that may be upon said land, save and except only such as may, be necessary for the improvement of said land, (and then only with the written consent of the State Land Commissioner) or for fuel for the domestic use of said lessee; provided that nothing herein shall be construed to permit the cutting of saw timber for any purpose.

     (C) That the lessor excepts and reserves out of the grant hereby made, all oils, gases, coal, ores, limestone, minerals, fossils, and fertilizers of every name and description that may be found in or upon the land herein described, or any part thereof.

     (D) The lands herein described are subject to the execution by lessor of drilling permits and leases for the purpose of prospecting for, and the extraction of, oil and/or gases.

     (E) That the Lessor also reserves the right, as provided by law, to grant to the United States rights-of-way and easements over across or upon the lands embraced in this lease for canals, reservoirs, dams, power or irrigating plants or works, railroads, tramways, transmission lines or other purposes, for irrigation works in connection with any government reclamation project.

     (F) That if at any time after the execution of this lease, it is shown to the satisfaction of the State Land Commissioner, that there has been fraud or collusion upon the part of the lessee to obtain or hold this lease at a less rental than its value. or through such fraud and collusion a former lessee of said land has been allowed to escape payment of the rental due for the use of said land by the former lessee, this lease shall be null and void, at the option of the State Land Commissioner. insofar as it relates to the land affected by said fraud or collusion.

     (G) That if at any time after the execution of this lease it is shown to the satisfaction of the State Land Commissioner that the lessee herein has misrepresented, by implication or otherwise, the value of the improvements placed upon the land herein embraced by a former lessee, or any other person or persons and the lessee herein not being the owner of said improvements at the time of the execution of this lease, this lease shall be null and void, at the option of the State Land Commissioner, insofar as it relates to the land upon which said improvements are situated.

     (H) If the lessee should fail to pay the agreed rental when due, or fail to keep the covenants and agreements herein set forth, the State Land Commissioner, at his option, may cancel said lease or declare the same forfeited in the manner provided by law,.

     (1) That the State of Arizona shall be forever wholly absolved from any liability for damages which might result to the lessee herein on account of this lease having been forfeited for nonpayment of rentals due thereunder prior to the expiration of the full time for which it is issued.

     (J) It is understood by the lessee that the establishment of any water fight, or rights, shall be by and for the State of Arizona, and that no claim thereto shall be made by said lessee; such rights shall attach to and become appurtenant to the said land.

     (K) If the lessee desires to place improvement on the land described herein the approval of the State Land Commissioner must first be obtained. That the lessee will, on or before the first day of July of each year during the term herein specified, file with lessor a sworn statement setting forth therein the character of improvements constructed 'd demised premises and the actual cash value thereof.

     (L) That said lessee shall have the right to remove from said demised premises, at the end of the term herein specified or upon the earlier termination thereof, all buildings, structures or improvements of whatever nature placed by it said premises. Such right to be exercised within thirty (30) days from the date of the end of such term or earlier on termination thereof.

     (M) That said lessee shall give lessor thirty (30) days notice in writing in advance of the abandonment of said premises or termination of these presents.